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                                                                    Exhibit 99.2


                                VOTING AGREEMENT

         This VOTING AGREEMENT (this "AGREEMENT"), dated as of ___________, 2006 between Mercantile Bankshares Corporation, a Maryland corporation ("PARENT"), and _____________ ("SHAREHOLDER").

         WHEREAS, in order to induce Parent to enter into an Agreement and Plan of Merger, dated as of the date hereof (the "MERGER AGREEMENT") between Parent and James Monroe Bancorp, Inc., a Virginia corporation (the "COMPANY"), Parent has requested Shareholder, and Shareholder has agreed, to enter into this Agreement with respect to all shares of common stock, par value $1.00 per share, of the Company that Shareholder beneficially owns on the date of this Agreement or acquires during the term of this Agreement (the "SHARES").

         NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE 1
                        GRANT OF PROXY; VOTING AGREEMENT

         Section 1.01. Voting Agreement. Shareholder hereby agrees to vote or exercise its right to consent with respect to all Shares that Shareholder is entitled to vote at the time of any vote or action by written consent to approve and adopt the Merger Agreement, the Merger, the Plan of Merger and all agreements related to the Merger and any actions related thereto at any meeting of the shareholders of the Company, and at any adjournment thereof, at which such Merger Agreement, Plan of Merger and other related agreements (or any amended version thereof), or such other actions, are submitted for the consideration and vote of the shareholders of the Company. Shareholder hereby agrees that, for so long as this Agreement is in effect, it will not vote any Shares in favor of, or consent to, and will vote such Shares against and not consent to, the approval of any (i) Acquisition Proposal, (ii) reorganization, recapitalization, liquidation or winding-up of the Company or any of its Subsidiaries or any other extraordinary transaction involving the Company or any of its Subsidiaries, (iii) corporate action the consummation of which would frustrate the purposes, or prevent or delay the consummation of, the transactions contemplated by the Merger Agreement or (iv) other matter relating to, or in connection with, any of the foregoing matters.

         Section 1.02. Irrevocable Proxy. Shareholder hereby revokes any and all previous proxies granted with respect to the Shares. By entering into this Agreement, Shareholder hereby grants a proxy appointing Parent as Shareholder's attorney-in-fact and proxy, with full power of substitution, for and in Shareholder's name, to vote, express consent or dissent, or otherwise to utilize such voting power in the manner contemplated by Section 1.01 above as Parent or its proxy or substitute shall, in Parent's sole discretion, deem proper with respect to the Shares. Subject to the next sentence, the proxy granted by Shareholder pursuant to this Article 1 is irrevocable and is granted in consideration of Parent entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. The proxy granted by Shareholder shall be revoked upon termination of this Agreement in accordance with its terms.


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                                   ARTICLE 2
                REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER

         Shareholder hereby represents and warrants to Parent that:

         Section 2.01. Authorization. Shareholder has duly executed and delivered this Agreement and the execution, delivery and performance by Shareholder of this Agreement and the consummation by Shareholder of the transactions contemplated hereby are within the powers and legal capacity of Shareholder and have been duly authorized by all necessary action. This Agreement is a valid and binding agreement of Shareholder. If Shareholder is married and the Shares set forth on the signature page hereto opposite Shareholder's name constitute community property under applicable laws, this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, Shareholder's spouse.

         Section 2.02. Non-Contravention. The execution, delivery and performance by Shareholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any applicable law, rule, regulation, judgment, injunction, order or decree, (ii) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which Shareholder is entitled under any provision of any agreement or other instrument binding on Shareholder or (iii) result in the imposition of any Lien on any asset of Shareholder.

         Section 2.03. Ownership of Shares. Shareholder is the record and beneficial owner of the Shares, free and clear of any Lien and any other limitation or restriction (including any restriction on the right to vote or otherwise dispose of the Shares). None of the Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares.

         Section 2.04. Total Shares. Except for the Shares and the options to acquire Shares set forth on the signature page hereto, Shareholder does not beneficially own any (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options or other rights to acquire from the Company any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company.



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         Section 2.05. Finder's Fees. Except as provided in Section 5.15 of the
Merger Agreement, no investment banker, broker, finder or other intermediary is entitled to a fee or commission from the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of Shareholder.

                                   ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF PARENT

         Parent hereby represents and warrants to Shareholder:

         Section 3.01. Authorization. The execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby are within the corporate powers of Parent and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding agreement of Parent.

                                   ARTICLE 4
                          COVENANTS OF THE SHAREHOLDER

         Shareholder hereby covenants and agrees that:

         Section 4.01. No Proxies for or Encumbrances on Shares. Except pursuant to the terms of this Agreement, Shareholder shall not, without the prior written consent of Parent, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any of the Shares or (ii) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any Shares during the term of this Agreement. Shareholder shall not seek or solicit any such sale, assignment, transfer, encumbrance or other disposition or any such contract, option or other arrangement or understanding and agrees to notify Parent promptly, and to provide all details requested by Parent, if Shareholder shall be approached or solicited, directly or indirectly, by any Person with respect to any of the foregoing.

         Section 4.02. Other Offers. Subject to Section 5.13, Shareholder shall not directly or indirectly take any action that is prohibited under Section 7.03 of the Merger Agreement. Shareholder will promptly advise and update Parent after receipt by Shareholder of an Acquisition Proposal, or an inquiry that could reasonably be expected to lead to an Acquisition Proposal, in accordance with the notice provisions applicable to the Company as set forth in Section
7.03 of the Merger Agreement.


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                                   ARTICLE 5
                                  MISCELLANEOUS

         Section 5.01. Further Assurances. Parent and Shareholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by this Agreement.

         Section 5.02. Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement shall terminate upon the termination of the Merger Agreement, and all rights or obligations of the parties under this Agreement shall immediately terminate, except that each party shall remain liable with respect to breaches of this Agreement occurring prior to such termination.

         Section 5.03. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         Section 5.04. Successors and Assigns; Obligations of Shareholder. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto, except that Parent may transfer or assign its rights and obligations to any Affiliate of Parent.

         Section 5.05. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland.

         Section 5.06. Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal court located in the State of Maryland or any Maryland state court, and each of the parties hereby irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 5.12 shall be deemed effective service of process on such party.

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         Section 5.07. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY
IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         Section 5.08. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective as between Parent, on the one hand, and Shareholder, on the other hand, when each such party shall have received counterparts hereof signed by each such other party.

         Section 5.09. Severability. If any term, provision or covenant of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         Section 5.10. Specific Performance. The parties hereto agree that Parent would suffer irreparable damage in the event any provision of this Agreement is not performed in accordance with the terms hereof and that Parent shall be entitled to specific performance of the terms hereof in addition to any other remedy to which it is entitled at law or in equity.

         Section 5.11. Capitalized Terms. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement.

         Section 5.12. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (i) if to Parent, to the appropriate address for notice thereto set forth in the Merger Agreement and
(ii) if to Shareholder, to the appropriate address set forth underneath Shareholder's name on the signature page hereto.

         Section 5.13. Shareholder Capacity. No person executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in his capacity as such director or officer. Shareholder signs solely in his capacity as the record holder and beneficial owner of the Shares and nothing in this Agreement shall limit or affect any actions taken by Shareholder in his capacity as an officer or director of the Company. This Section 5.13 shall survive termination of this Agreement.



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                       MERCANTILE BANKSHARES CORPORATION



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:





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                                        ----------------------------------------
                                        Name:

                                          Number of Shares:
                                          Number of Options:
                                          Address:


                                       Acknowledged and Agreed:



                                       -----------------------------------------
                                       [name of spouse]



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